SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ________________

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                   ING CLARION GLOBAL REAL ESTATE INCOME FUND

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              DELAWARE 20-0694172
                    (STATE OF INCORPORATION (I.R.S. EMPLOYER
                      OR ORGANIZATION) IDENTIFICATION NO.)


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
              259 NORTH RADNOR-CHESTER ROAD                                          19087
                       SECOND FLOOR                                               (ZIP CODE)
                   RADNOR, PENNSYLVANIA
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


        If this form relates to the registration of a              If this form relates to the registration of a
        class of securities pursuant to Section 12(b)              class of securities pursuant to Section 12(g)
        of the Exchange Act and is effective pursuant              of the Exchange Act and is effective pursuant
        to General Instruction A.(c), please                       to General Instruction A.(d), please
        check the following box. |X|                               check the following box. |_|



         SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES: 333-110333

         SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

            TITLE OF EACH CLASS                                    NAME OF EACH EXCHANGE ON WHICH
            TO BE SO REGISTERED                                    EACH CLASS IS TO BE REGISTERED
            COMMON SHARES OF BENEFICIAL INTEREST                   AMERICAN STOCK EXCHANGE
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         SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:

                                                       NONE


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.           DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

                  The description of the Registrant's securities to be registered is incorporated by reference to the description contained under the caption "Description of Shares" in the Registrant's Registration Statement on Form N-2 (Nos. 333-110333 and 811-21465) as filed electronically with the Securities and Exchange Commission (the "Commission") on November 7, 2003 (Accession No. 0000950172-03-003243) ("Registration Statement on Form N-2"), as amended by Pre-Effective Amendment No.1 to the Registration Statement on Form N-2, as filed with the Commission on January 26, 2004 (Accession No. 0000950153-04-000148), which is incorporated by reference.
ITEM 2.  EXHIBITS.
         Pursuant to the Instructions as to Exhibits, no exhibits are filed herewith or incorporated by reference.


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                                   SIGNATURE

                  Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       ING CLARION GLOBAL REAL ESTATE IN
                                       COME FUND

                                       By:    /s/ T. Ritson Ferguson
                                       Name:  T. Ritson Ferguson
                                       Title: Trustee, President and CEO
                                              (Principal Executive Officer)


Date: February 23, 2004